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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                             LANNETT COMPANY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                             LANNETT COMPANY, INC.
                                 9000 STATE ROAD
                             PHILADELPHIA, PA 19136


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD DECEMBER 4, 2003


                  TO THE STOCKHOLDERS OF LANNETT COMPANY, INC.

The annual meeting (the "Annual Meeting") of the Stockholders of Lannett Company, Inc., a Delaware Corporation, (the "Company") will be held on Thursday, December 4, 2003 at 10:00 a.m., local time, at the Radisson Hotel Philadelphia Northeast, Oak Room, U.S. Route 1 at Old Lincoln Highway, Trevose, PA 19053, for the following purposes:

1. To elect four (4) members of the Board of Directors to serve until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

2. To approve the appointment of Grant Thornton LLP as independent auditors;

3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

THESE MATTERS ARE MORE FULLY DESCRIBED IN THE PROXY STATEMENT ACCOMPANYING THIS NOTICE.

Shareholders of record at the close of business on October 20, 2003 may vote at this Annual Meeting.

It is important that you be represented at the Annual Meeting. You are cordially invited to attend the Annual Meeting in person and we encourage you to attend and take the opportunity to ask questions.


                                            By Order of the Board of Directors


                                            /s/ William Farber
November 4, 2003                            William Farber
Philadelphia, Pennsylvania                  Chairman and Chief Executive Officer

                              LANNETT COMPANY, INC.

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON DECEMBER 4, 2003

                                TABLE OF CONTENTS


Notice of Annual Meeting

Attendance and Voting Matters                                         1

Proposal No. 1 -- Elect the Board of Directors                        2-3

Board Meetings and Committees                                         3

Compensation of Directors                                             4

Principal Stockholders                                                5-6

Directors and Officers                                                7-8

Executive Compensation                                                9-12

Report of the Audit Committee                                         13

Certain Relationships and Related Transactions                        14

Proposal No. 2 -- Approve the Appointment of Grant Thornton LLP
            As Independent Auditors                                   15-16

Annual Report to Stockholders                                         17

Audit Committee Charter                                               A-1-A-2

                          ATTENDANCE AND VOTING MATTERS

                        DATE, TIME, AND PLACE OF MEETING

         This Proxy Statement is provided to you by the Board of Directors of Lannett Company, Inc. (the "Company" or "Lannett") in connection with the Annual Meeting. The Annual Meeting will be held at 10:00 a.m. on Thursday, December 4, 2003 at the Radisson Hotel Philadelphia Northeast, Oak Room, U.S. Route 1 at Old Lincoln Highway, Trevose, PA 19053, or at any adjournments or postponements of the Annual Meeting for the purposes set forth in the accompanying Notice of Annual Meeting. We intend to mail this Proxy Statement and the accompanying Notice of Annual Meeting on or about November 4, 2003 to all stockholders entitled to vote at the Annual Meeting.

                                 VOTING METHODS

         You may vote on matters to come before the meeting in two ways:

     -   You may come to the Annual Meeting and cast your vote in person;
     - You may vote by signing and returning the enclosed proxy card by mail. If you do so, the individuals named on the card will vote your shares in the manner you indicate. You may revoke your proxy at any time prior to the Annual Meeting.

         If you come to the Annual Meeting to cast your vote in person and you are holding your stock in a brokerage account ("street name") you will need to bring a legal proxy obtained from your broker.

         You are entitled to cast one vote for each share of Lannett common stock owned on the record date, October 20, 2003. As of the record date, there were 20,050,144 shares of Lannett common stock outstanding. Shareholders are not entitled to cumulative voting in the election of directors.

                                     QUORUM

         A quorum of shareholders is necessary to hold a valid meeting for the transaction of business. If the holders of a majority of Lannett common stock are present at the meeting, in person or by proxy, a quorum will exist. Abstentions and "broker non-votes" are counted as present for purposes of establishing a quorum.


                            VOTE NECESSARY FOR ACTION

         Directors are elected by a plurality vote of shares present at the Annual Meeting. Except as noted below, each other action to be considered by the shareholders will be approved by the affirmative vote of at least a majority of the shares present in person or by proxy at the meeting and entitled to vote on the matter. For each of these proposals, an abstention will have the same effect as a vote against the proposal. Broker non-votes will not be voted for or against any of these proposals and will have no effect on any of these proposals.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS


                                    NOMINEES

         The Company's Bylaws provide that the number of directors of the Company may be determined by the stockholders, or in the absence of such determination, by the Board of Directors. The Board of Directors nominates the four persons named below for election to the Board of Directors. As of the date of this Proxy Statement, the Board of Directors is not aware that any nominee is unable or will decline to serve as a director. The three nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company until the next Annual Meeting and until their successors have been elected and qualified or until their earlier resignation or removal.

         The following list identifies the nominees for election to the Board of Directors and sets forth-certain information regarding each nominee. All nominees are currently serving as directors of the Company.

         WILLIAM FARBER, 71, was elected as Chairman of the Board of Directors and Chief Executive Officer in August 1991. From April 1993 through the end of 1993, Mr. Farber was the President and a director of Auburn Pharmaceutical Company. From 1990 through March 1993, Mr. Farber served as Director of Purchasing for Major Pharmaceutical Corporation. From 1965 through 1990, Mr. Farber was the Chief Executive Officer of Michigan Pharmacal Corporation. Mr. Farber is a registered pharmacist in the State of Michigan.

         MARVIN NOVICK, 72, was elected a Director of the Company in February 2000. Mr. Novick has been an advisor, consultant and financial planner for multiple companies in the past thirty-five years. He is currently President of R&M Resources, Inc., an investment and consulting services company. From 1984 to 1987, he served as Vice Chairman of Dura Corporation, a major automotive supplier. From 1969 to 1971, he served as Chief Financial Officer of Meadowbrook Insurance Company. In addition to these positions, he served as Partner of international accounting firms, J.K. Lasser & Co., and Touche Ross & Co, and Senior Vice President of Michigan Blue Shield, a major healthcare organization. Mr. Novick holds Bachelor's and Master's Degrees, and is a member of the American Institute of Certified Public Accountants.

         RONALD A. WEST, 69, was elected a Director of the Company in January 2002. Mr. West is currently a Director of Beecher Associates, an industrial real estate investment company, R&M Resources, an investment and consulting services company and North East Staffing, Inc., an employee services company. From 1983 to 1987, Mr. West served as Chairman and Chief Executive Officer of Dura Corporation, an original equipment manufacturer of automotive products and other engineered equipment components. Prior to his service at Dura Corporation which began in 1969, Mr. West served in various financial management positions with TRW, Inc., Marlin Rockwell Corporation and National Machine Products Group, a division of Standard Pressed Steel Company. Mr. West studied Business Administration at Michigan State University and the University of Detroit.

         MYRON WINKELMAN, R. PH., 65, was elected a Director of the Company in June 2003. Mr. Winkelman has significant career experience in various aspects of pharmacy and health care. He is currently President of Winkelman Management Consulting (WMC), which provides consulting services to both commercial and governmental clients. Mr. Winkelman has recently managed multi-state drug purchasing initiatives for both Medicaid and state entities. Prior to creating WMC, he was a senior executive with ValueRx, a large pharmacy benefits manager, and served for many years as a senior executive for the Revco, Rite Aid and Perry Drug chains. While at ValueRx, Mr. Winkelman served on the Board of Directors of the Pharmaceutical Care Management Association. He belongs to a number of pharmacy organizations, including the Academy of Managed Care Pharmacy and the Michigan Pharmacy Association. Mr. Winkelman is a registered pharmacist and holds a Bachelor of Science Degree in Pharmacy from Wayne State University.

         To the best of the Company's knowledge, there are no material proceedings to which any nominee is a party, or has a material interest adverse to the Company. To the best of the Company's knowledge, there have been no events under any bankruptcy act, no criminal proceedings and no judgments or injunctions that are material to the evaluation of the ability or integrity of any nominee during the past five years.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT LANNETT SHAREHOLDERS VOTE "FOR" THESE NOMINEES. UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED FROM SHAREHOLDERS WILL BE VOTED IN FAVOR OF THESE NOMINEES.


                         BOARD MEETINGS AND COMMITTEES

         The Board of Directors met three times during the fiscal year ended June 30, 2003 ("Fiscal 2003"). All of the Board members attended the Board meetings in Fiscal 2003, with the exception of Myron Winkelman. Myron Winkelman was elected to the Board of Directors in June 2003. There were four Audit Committee meetings during Fiscal 2003. All of the Audit Committee members attended the Audit Committee meetings in Fiscal 2003, with the exception of Myron Winkelman. Myron Winkelman was elected to the Audit Committee in June 2003.

         The Audit Committee has responsibility for recommending the retention of independent auditors; conferring with the independent auditors regarding their audit of the Company's consolidated financial statements; reviewing the independent auditors' fees and considering whether non-audit services are compatible with maintaining their independence; and considering the adequacy of internal financial controls. All members of the Audit Committee are independent directors as defined by the rules of the American Stock Exchange. The Audit Committee is comprised of Mr. West (Chairman), Mr. Novick and Mr. Winkelman. See "Report of the Audit Committee," and the "Charter of the Audit Committee."

                            COMPENSATION OF DIRECTORS

         Directors received compensation of $1,000 per Board meeting attended during Fiscal 2003. There were three Board meetings held in Fiscal 2003. Audit Committee members received compensation of $1,000 per Audit Committee meeting attended during Fiscal 2003. There were four Audit Committee meetings held in Fiscal 2003. Directors are reimbursed for expenses incurred in attending Board meetings. Directors also receive a monthly allowance of $1,350 to cover the cost of medical benefits insurance, and automobile expenses. Directors also received stock options during Fiscal 2003 as compensation for their services. The following table identifies the stock options granted to directors in Fiscal 2003.

========================== ================= ================== =============================== ====================
           (a)                   (b)                (c)                      (d)                        (e)

          NAME                NUMBER OF         % OF TOTAL          EXERCISE OR BASE PRICE        EXPIRATION DATE
                              SECURITIES       OPTIONS/SARS               ($/SHARE)
                              UNDERLYING        GRANTED TO
                             OPTIONS/SARS      RECIPIENTS IN
                             GRANTED (#)        FISCAL YEAR
-------------------------- ----------------- ------------------ ------------------------------- --------------------
William Farber                                                              $7.97                   10/28/2012
Chairman of the Board of        37,500              10%
Directors and Chief
Executive Officer
-------------------------- ----------------- ------------------ ------------------------------- --------------------
Marvin Novick                                                               $7.97                   10/28/2012
Director                        22,500              6%
-------------------------- ----------------- ------------------ ------------------------------- --------------------
Ronald West                                                                 $7.97                   10/28/2012
Director                        22,500              6%
-------------------------- ----------------- ------------------ ------------------------------- --------------------
Myron Winkelman
Director                          -                  -                        -                          -
-------------------------- ----------------- ------------------ ------------------------------- --------------------

                             PRINCIPAL STOCKHOLDERS

         The following table sets forth, as of August 26, 2003, information regarding the security ownership of the directors and certain executive officers of the Company and persons known to the Company to be beneficial owners of more than five (5%) percent of the Company's common stock:


============================================================================================================================
                                                                Excluding Options
                                                                  and Debentures                      Including Options (*)
                                                          ------------------------------         ------------------------------
Name and Address of                                         Number              Percent            Number               Percent
Beneficial Owner                       Office             of Shares             of Class         of Shares             of Class
----------------                       ------             ---------             --------         ---------             --------

Directors/Executive Officers:
----------------------------
Arthur Bedrosian                      President            496,860(1)              2.48%          502,860(2)              2.50%
9000 State Road
Philadelphia, PA 19136

Larry Dalesandro                  Chief Financial                0                 0.00%                0                 0.00%
9000 State Road                       Officer
Philadelphia, PA 19136

William Farber                    Chairman of the       13,676,679(3)             68.23%       13,714,179(4)             68.10%
9000 State Road                        Board
Philadelphia, PA 19136

Marvin Novick                         Director             100,000                 0.50%          122,500(5)              0.61%
9000 State Road
Philadelphia, PA 19136

Ronald A. West                        Director              12,810                 0.06%           22,758(6)              0.11%
9000 State Road
Philadelphia, PA 19136

Myron Winkelman                       Director               1,000                 0.00%            1,000                 0.00%
9000 State Road
Philadelphia, PA 19136

All directors and                                       14,287,349                71.27%       14,363,297                71.32%
executive officers as a group
(6 persons)


(1) Includes 52,125 shares owned jointly by Arthur Bedrosian and Shari Bedrosian, Arthur Bedrosian's spouse, and 12,000 shares owned by Talin Bedrosian, Arthur Bedrosian's daughter.

(2) Includes 6,000 vested options to purchase common stock at an exercise price of $4.63 per share.

(3) Includes 300,000 shares owned jointly by William Farber and Audrey Farber, the Secretary of the Company and William's Farber's spouse.

(4) Includes 37,500 vested options to purchase common stock at an exercise price of $7.97 per share.

(5) Includes 22,500 vested options to purchase common stock at an exercise price of $7.97 per share.

(6) Includes 9,948 vested options to purchase common stock at an exercise price of $7.97 per share.


* Assumes that all options exercisable within sixty days have been exercised, which results in 20,139,113 shares outstanding.



            SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, officers, and persons who own more than 10% of a registered class of the Company's equity securities to file with the SEC reports of ownership and changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater-than-10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that during Fiscal 2003, all filing requirements applicable to its officers, directors and greater-than-10% beneficial owners were complied with, except for the following:

     - On August 15, 2003, Ronald West reported a purchase of shares in May 2002, a purchase of shares in July 2002, a sale of shares in November 2002, and a purchase of shares in January 2003.
     - On August 15, 2003, Marvin Novick reported a sale of shares in November 2002, a bona-fide gift of shares in December 2002, a sale of shares in January 2003, and a sale of shares in May 2003. The shares transacted on the above dates were owned by Margaret Novick, spouse of Marvin Novick.

                             DIRECTORS AND OFFICERS


         The directors and executive officers of the Company are set forth below:



                                       Age                        Position
                                    --------     -----------------------------------------
Directors:
---------

William Farber                         71        Chairman of the Board and Chief Executive
                                                                  Officer

Marvin Novick                          72                         Director

Ronald A. West                         69                         Director

Myron Winkelman                        65                         Director


Executive Officers:
------------------

Arthur P. Bedrosian                    57                        President

Larry Dalesandro                       31                 Chief Financial Officer


         WILLIAM FARBER -- See "Proposal #1-Election of Directors" for matters pertaining to Mr. Farber.

         MARVIN NOVICK -- See "Proposal #1-Election of Directors" for matters pertaining to Mr. Novick.

         RONALD A. WEST -- See "Proposal #1-Election of Directors" for matters pertaining to Mr. West.

         MYRON WINKELMAN -- See "Proposal #1-Election of Directors" for matters pertaining to Mr. Winkelman.

         ARTHUR P. BEDROSIAN, J.D. was elected President of the Company in May 2002. Prior to this, he served as the Company's Vice President of Business Development from January 2002 to April 2002, and as a Director from February 2000 to January 2002. Mr. Bedrosian has operated generic drug manufacturing, sales, and marketing businesses in the healthcare industry for many years. Prior to joining the Company, Mr. Bedrosian served as President and Chief Executive Officer of Trinity Laboratories, Inc., a medical device and drug manufacturer. Mr. Bedrosian also operated Pharmaceutical Ventures Ltd, a healthcare consultancy and Interal Corporation, a computer consultancy to Fortune 100 companies. Mr. Bedrosian holds a Bachelor of Arts Degree in Political Science from

Queens College of the City University of New York and a Juris Doctorate from Newport University in California.

         LARRY DALESANDRO was elected Chief Financial Officer of the Company in June 2003. Prior to this, he served as the Company's Chief Operating Officer from November 1999 to June 2003. Mr. Dalesandro joined the Company in January 1999 to manage the Company's financial operations. Previously, he was the Controller and Director of Financial Reporting of Criterion Communications, Inc., a technology and new media services firm, Controller of Crown Contractors, Inc., a contract construction company, and Senior Auditor of Grant Thornton LLP, an international professional services firm. Mr. Dalesandro graduated Magna Cum Laude with a Bachelor's of Science Degree in Accountancy from Villanova University, and is a Certified Public Accountant.


         To the best of the Company's knowledge, there have been no events under any bankruptcy act, no criminal proceedings and no judgments or injunctions that are material to the evaluation of the ability or integrity of any director or executive officer during the past five years.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

         The following table summarizes all compensation paid to or earned by the named executive officers of the Company for Fiscal 2003, Fiscal 2002 and Fiscal 2001.

===============================================================================================================================

                                                                                 Long Term Compensation
                                                                          ------------------------------------

                          Annual Compensation                                      Awards              Payouts
----------------------------------------------------------------------    -------------------------    -------

     (a)              (b)          (c)          (d)           (e)             (f)           (g)          (h)           (i)
                                                                                         Securities
  Name and                                                                 Restricted    Underlying      LTIP       All Other
  Principal          Fiscal                               Other Annual        Stock       Options/      Payouts    Compensation
  Position            Year        Salary       Bonus      Compensation      Award(s)        SARs        Amount       Amounts
  ---------           ----        ------       -----      ------------     ----------    ----------     -------    ------------
William  Farber       2003            0           0              0               0          37,500         0          3,000(7}

Chairman of the       2002            0           0              0               0            0            0          3,000(7)
Board of
Directors and         2001            0           0              0               0            0            0            0
Chief Executive
Officer

Arthur P.             2003        179,175(1)   77,500            0               0         114,600         0            0
Bedrosian(2)
                      2002         64,385         0              0               0            0            0            0
President
                      2001            0           0              0               0            0            0            0

Larry  Dalesandro(3)  2003        134,984(1)   59,675            0               0          74,595         0            0

Chief Financial       2002        116,698(1)   25,000            0               0            0            0            0
Officer
                      2001        102,049(1)    5,000            0               0          15,000         0            0

Eugene Livshits(4)    2003         67,706(1)   38,874            0               0           7,500         0        141,020(5)

Vice President of     2002        126,715(1)   25,000            0               0            0            0            0
Technical Affairs
                      2001        109,669(1)    5,000            0               0          18,000         0            0

Kevin Smith(6)        2003        167,187(1)   46,500            0               0          38,760         0            0

Vice President of     2002         66,769         0              0               0          15,000         0            0
Sales & Marketing
                      2001            0           0              0               0            0            0            0



                  (1) Includes matching contribution payments made to the Company's 401(k) Plan (3% of eligible compensation) for the benefit of the employee noted.

                  (2) Mr. Bedrosian joined the Company on January 24, 2002 as Vice President of Business Development. On May 5, 2002, he was elected President of the Company.

                  (3) Mr. Dalesandro joined the Company on January 11, 1999 as Controller. He was elected Chief Operating Officer on November 1, 1999. On June 18, 2003, he was elected Chief Financial Officer, and voluntarily resigned the position of Chief Operating Officer.

                  (4) Mr. Livshits joined the Company on February 20, 1997 as Director of Analytical Services. He was elected Vice President of Technical Affairs on November 1, 1999. On January 6, 2003, his employment with the Company was terminated. The Company agreed to pay him severance pay at his current rate through December 31, 2003. See footnote(5).

                  (5) This amount represents $76,230 in severance compensation paid from January 1, 2003 through June 30, 2003, plus $64,790 in severance compensation accrued at June 30, 2003.


                  (6) Mr. Smith joined the Company on January 21, 2002 as Vice President of Sales and Marketing.

                  (7) These amounts represent payments to Mr. Farber for participation and attendance at Board of Director Meetings.

                        OPTION/SAR GRANTS IN FISCAL 2003

The following table sets forth information concerning the stock options granted to certain executive employees of the Company during Fiscal 2003.

========================== ================= ================== =============================== ====================
          (a)                    (b)               (c)                        (d)                       (e)

          NAME                NUMBER OF         % OF TOTAL          EXERCISE OR BASE PRICE        EXPIRATION DATE
                              SECURITIES       OPTIONS/SARS               ($/SHARE)
                              UNDERLYING        GRANTED TO
                             OPTIONS/SARS      EMPLOYEES IN
                             GRANTED (#)        FISCAL YEAR
-------------------------- ----------------- ------------------ ------------------------------- --------------------
William Farber
Chairman of the Board of        37,500              10%                     $7.97                   10/28/2012
Directors and Chief
Executive Officer
-------------------------- ----------------- ------------------ ------------------------------- --------------------
Arthur Bedrosian
President                       18,000              3%                      $4.63                    7/23/2012
-------------------------- ----------------- ------------------ ------------------------------- --------------------
Arthur Bedrosian
President                       96,900              25%                     $7.97                   10/28/2012
-------------------------- ----------------- ------------------ ------------------------------- --------------------
Larry Dalesandro
Chief Financial Officer         74,595              19%                     $7.97                   10/28/2012
-------------------------- ----------------- ------------------ ------------------------------- --------------------
Eugene Livshits
Vice President of                7,500              2%                      $7.97                   10/28/2012
Technical Affairs
-------------------------- ----------------- ------------------ ------------------------------- --------------------
Kevin Smith
Vice President of Sales         38,760              10%                     $7.97                   10/28/2012
and Marketing
-------------------------- ----------------- ------------------ ------------------------------- --------------------

  AGGREGATED OPTION EXERCISES IN FISCAL 2002 AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information concerning the aggregate number and value of options exercised during Fiscal 2003, and held or unexercised as of June 30, 2003 by the Named Executive Officers. Lannett does not currently offer stock appreciation rights to its employees.


========================== ================= ================== =========================== ========================
        (a)                      (b)                (c)                   (d)                         (e)
                                                                                                    VALUE OF
                                                                                                  UNEXERCISED
                                                                         NUMBER OF                IN-THE-MONEY
                                SHARES                                  SECURITIES                 OPTIONS AT
                               ACQUIRED                                 UNDERLYING                   FY-END
                                  ON                VALUE               UNEXERCISED               EXERCISABLE/
        NAME                   EXERCISE           REALIZED           OPTIONS AT FY-END           UNEXERCISABLE
                                                                       EXERCISABLE/
                                                                       UNEXERCISABLE
-------------------------- ----------------- ------------------ --------------------------- ------------------------
William Farber                                                           37,500/                   $580,249/
Chairman of the Board of          0                 $0                      0                         $0
Directors and Chief
Executive Officer
-------------------------- ----------------- ------------------ --------------------------- ------------------------
Arthur Bedrosian                                                            0/                        $0/
President                         0                 $0                   114,900                  $1,833,241
-------------------------- ----------------- ------------------ --------------------------- ------------------------
Larry Dalesandro                                                            0/                        $0/
Chief Financial Officer         5,001             $48,860                 74,595                  $1,154,231
-------------------------- ----------------- ------------------ --------------------------- ------------------------
Eugene Livshits                                                             0/                         0/
Vice President -- of           13,500            $108,520                   0                          0
Technical Affairs
-------------------------- ----------------- ------------------ --------------------------- ------------------------
Kevin Smith                                                                 0/                        $0/
Vice President of Sales         5,000             $46,495                 48,761                   $811,166
and Marketing
-------------------------- ----------------- ------------------ --------------------------- ------------------------

                              EMPLOYMENT AGREEMENTS

         The Company has entered into employment agreements with Arthur Bedrosian, Larry Dalesandro and Kevin Smith (the "Named Executives"). Each of the agreements provide for an annual base salary and eligibility to receive a bonus. The salary and bonus amounts of the Named Executives are determined by the Board of Directors. Additionally, the Named Executives are eligible to receive stock options, which are granted at the discretion of the Board of Directors, and in accordance with the Company's policies regarding stock option grants.

         The Named Executives' employment may be terminated at any time with or without cause, or by reason of death or disability; and the Named Executives may voluntarily resign at any time with or without good reason. In the event of termination of employment without cause, the Company will provide the Named Executive with: (a) severance compensation, subject to the Company's standard payroll withholdings or deductions, for a period of no less than one year, in the amount of the then current base salary rate, subject to certain limitations; and (b) continued group health insurance benefits (i.e. medical, dental, prescription insurance, etc) for the Named Executive and his eligible dependents for a period of up to six months at no cost to the Named Executive.

                  In the event of a change in the control of the Company, or if the Company sells a majority of the ANDAs it owns, the Company will provide the Named Executives with: (a) a lump sum payment in the amount equal to six months of the Named Executive's current salary, subject to minimum limitations. In this scenario, if the Named Executive's employment is terminated without cause, the Company will provide the Named Executive with severance compensation and benefits consisting of: (a) severance compensation, subject to the Company's standard payroll withholdings or deductions, for a period of no less than one year, in the amount of the then current base salary rate, subject to certain limitations; (b) continued group health insurance benefits (i.e. medical, dental, prescription insurance, etc) for the Named Executive and his eligible dependents for a period of up to one year at no cost to the Named Executive; and
(c) all unvested stock options held by the Named Executive will become one hundred percent (100%) vested and immediately exercisable as of the date of termination.

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee is currently comprised of three independent directors (as defined in section 121(A) of the American Stock Exchange listing standard) and operates under a written charter adopted by the Board of Directors in accordance with rules of the American Stock Exchange. A copy of the Audit Committee Charter is attached as Exhibit A. The Committee recommends to the Board of Directors, subject to shareholder ratification, the selection of Lannett's independent auditors. The Audit Committee has recommended that shareholders ratify Proposal No. 2 to approve the appointment of Grant Thornton LLP as independent auditors.

         Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America, and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

         Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditor matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         The Company's independent auditors also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors that firm's independence. Grant Thornton LLP, Lannett's independent auditors, stated in the written disclosures that in their judgment they are, in fact, independent. The Audit Committee concurred in that judgment of independence.

         Based upon the Audit Committee's discussion with management and the independent auditors and the Audit Committee's review of the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in Lannett's Annual Report on Form 10-K for the fiscal year ended June 30, 2003, to be filed with the Securities and Exchange Commission.


                                        Audit Committee:  Ronald West
                                                          Marvin Novick
                                                          Myron Winkelman

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         William Farber, the Chairman of the Board of Directors and Chief Executive Officer, had provided the Company with a revolving line of credit due December 1, 2002 of $4,250,000, which the Company used to renovate its manufacturing facility, acquire new equipment, retain new management and provide working capital. Mr. Farber is currently the holder of 13,676,679 shares of common stock of the Company, or approximately 68% of the Company's issued and outstanding shares. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT."

     The Company had sales of approximately $348,000 and $174,000 during the years ended June 30, 2003 and 2002, respectively, to a distributor (the "related party") in which the owner is a relative of the Chairman of the Board of Directors and principal shareholder of the Company. The Company also incurred sales commissions payable to the related party of approximately $68,000 and $221,000 during the years ended June 30, 2003 and 2002, respectively. Accounts receivable includes amounts due from the related party of approximately $95,000 and $59,000 at June 30, 2003 and June 30, 2002, respectively. Accrued expenses include amounts due to the related party of approximately $0 and $8,000 at June 30, 2003 and June 30, 2002, respectively.

                                 PROPOSAL NO. 2

            APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT AUDITORS

The Board of Directors requests from the shareholders an indication of their approval or disapproval of the Board's appointment of Grant Thornton LLP as independent auditors for fiscal 2004. Grant Thornton LLP served as the independent auditors of Lannett during Fiscal 2003, and no relationship exists other than the usual relationship between independent public accountant and client. If the appointment of Grant Thornton LLP as independent auditors for Fiscal 2004 is not approved by the shareholders, the adverse vote will be considered a direction to the Board of Directors to consider other auditors for next year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, the appointment for Fiscal 2004 will stand unless the Board finds other good reason for making a change. Grant Thornton LLP will not be present at the meeting. The following table identifies the fees paid to Grant Thornton LLP in Fiscal 2003.


       AUDIT FEES         AUDIT-RELATED FEES (1)       TAX FEES            ALL OTHER FEES            TOTAL FEES
                                                          (2)                   (3)
Fiscal 2003:
$72,561                   $7,700                  $17,816              $45,343                 $143,420


Fiscal 2002:
$63,833                   $0                      $56,087              $40,378                 $160,298


(1) Audit-related fees include fees paid for preparation and participation in Board of Director meetings, and Audit Committee meetings.

(2) Tax fees include fees paid for preparation of annual federal, state and local income tax returns, quarterly estimated income tax payments, and various tax planning services. Included in the Fiscal 2002 fees for this category is $46,670 paid in connection with services rendered by Grant Thornton LLP in the Company's application and receipt of a tax refund due to an amended state income tax return.

(3) Other fees include:

         Fiscal 2003 -- Fees paid for services rendered in connection with the Company's application to various local and state entities for benefits related to the Company's potential facility expansion; and services rendered in connection with an engagement for interest expense arbitrage calculations on certain tax exempt bond issues.

         Fiscal 2002 -- Fees paid for valuation services related to the Company's creation of its wholly-owned subsidiary, Lannett Holdings, Inc.

The non-audit services provided to the Company by Grant Thornton LLP in Fiscal 2003 were pre-approved by the Company's audit committee. Prior to engaging its auditor to perform non-audit services, the Company's audit committee reviews the particular service to be provided and the fee to be paid by the Company for such service and assesses the impact of the service on the auditor's independence.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL TO APPROVE THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                       2003 ANNUAL REPORT TO STOCKHOLDERS


         The Company's 2003 Annual Report to Stockholders has been delivered with this Proxy Statement or previously delivered to Stockholders.


                                    SIGNATURE

         Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.



Date:  November 4, 2003                  LANNETT COMPANY, INC.


                                         By: /s/ Larry Dalesandro
                                         ---------------------------------------
                                         Larry Dalesandro, Assistant Secretary

                                    EXHIBIT A

                              LANNETT COMPANY, INC.
                             AUDIT COMMITTEE CHARTER
                                     PURPOSE

The primary purpose of the Audit Committee is to assist the Board of Directors ("Board") of Lannett Company, Inc. ("Corporation") in fulfilling its responsibility to oversee Management's conduct of the Corporation's financial reporting process and to provide a channel of communication between the Board and the Corporation's outside auditor.

                           COMPOSITION AND OPERATIONS

The Audit Committee shall be comprised of not less than two members of the Board, who shall meet the independence and experience requirements of the American Stock Exchange. Accordingly, all of the members of the Audit Committee will be directors who have no relationship to the Corporation that may interfere with the exercise of their independence from Management and the Corporation and who are financially literate or become financially literate within a reasonable period of time after their appointment to the Audit Committee. In addition, at least one member of the Audit Committee shall have accounting or related financial management expertise.

The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their respective successors shall have been duly elected and qualified. Unless a Chair is designated by the Board, the members of the Audit Committee may elect a Chair by majority vote.

The Audit Committee shall meet at least three times annually or more frequently as circumstances dictate. The Audit Committee may invite Management, the outside auditor, and others to attend meetings.

The Audit Committee shall review and assess the adequacy of this Charter on an annual basis and recommend proposed changes to the Board for approval.

                           RESPONSIBILITIES AND DUTIES

The Audit Committee's job is one of oversight, and it recognizes that the Corporation's Management is responsible for preparing the Corporation's financial statements and that the outside auditor is responsible for auditing those financial statements. The Audit Committee recognizes that the Corporation's financial management (including the internal auditing staff) and the outside auditor have more time, knowledge, and detailed information on the Corporation than do the Audit Committee members. Consequently, in carrying out its oversight responsibilities, the Audit Committee is not providing any expert or special assurance as to the Corporation's financial statements or any professional certification as to the outside auditor's work.

The Audit Committee further recognizes that the outside auditor is accountable to the Board and to the Audit Committee.

The following functions shall be the common recurring activities of the Audit Committee in carrying out its oversight responsibilities. These functions are set forth as a guide with the understanding that the Audit Committee may diverge from this guide as appropriate given the circumstances and that the Audit Committee may be directed from time to time by the Board to undertake additional functions:

  o The Audit Committee shall review and discuss with Management and the outside auditor the audited financial statements to be included in the Corporation's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the outside auditor the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61, as amended.

  o As a whole, or through the Audit Committee Chair, the Audit Committee shall review and discuss with Management and the outside auditor the Corporation's interim financial results to be included in the Corporation's quarterly reports to be filed with the Securities and Exchange Commission; this review will occur prior to the Corporation's filing of the Form 10-Q.

  o  The Audit Committee shall:

- request from the outside auditor annually a formal written statement delineating all relationships between the outside auditor and the Corporation consistent with Independence Standards Board Standard No. 1;

- discuss with the outside auditor any such disclosed relationships and their impact on the outside auditor's independence; and

- recommend that the Board take appropriate action in response to the outside auditor's report to satisfy itself of the outside auditor's independence.

  o The Audit Committee, subject to any action that may be taken by the Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate, and, where appropriate, replace the outside auditor.

  o The Audit Committee shall report to the Board on the results of the Audit Committee's activities. The Audit Committee shall annually prepare a report to shareholders as required by the Securities and Exchange Commission.

                                                                                                                                ---
                                                                                                                                  |
[X] PLEASE MARK VOTES                                   REVOCABLE PROXY                                                           |
    AS IN THIS EXAMPLE                                LANNETT COMPANY, INC.                                       WITH-    FOR ALL
                                                                                                          FOR     HOLD     EXCEPT
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS                         1. Proposal to elect directors of
            DECEMBER 4, 2003                                            Lannett, each to serve until      [ ]     [ ]        [ ]
                                                                        Lannett's next annual meeting of
    This proxy is solicited on behalf of the Board of Directors.        stockholders or until their
The undersigned shareholder of Lannett Company, Inc. ("Lannett")        respective successors have been
hereby appoints William Farber and Arthur Bedrosian and either of       duly elected and qualified.
them, as proxies with full power of substitution, for the
undersigned to vote the number of shares of common stock of Lannett     WILLIAM FARBER, MARVIN NOVICK, RONALD A. WEST AND MYRON
that the undersigned would be entitled to vote if personally present    WINKELMAN TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OR
at the Annual Meeting of Stockholders of Lannett to be held on          UNTIL THEIR RESPECTIVE SUCCESSORS HAVE BEEN DULY ELECTED
December 4, 2003, 10:00 a.m. local time, at the Radisson Hotel          AND QUALIFIED.
Philadelphia Northeast, Oak Room, U.S. Route 1 at Old Lincoln
Highway, Trevose, PA 19053 and at any adjournment or postponement    INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
thereof, on the following matters that are more particularly         NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN
described in the Proxy Statement dated November 4, 2003.             THE SPACE PROVIDED BELOW.

This proxy, when properly executed will be voted in the manner,
directed herein by the undersigned stockholder. If no direction is   ---------------------------------------------------------------
made, this proxy will be voted "FOR" Proposals 1 through 2.
Receipt of the Proxy Statement, dated November 4, 2003, is hereby                                         FOR     AGAINST    ABSTAIN
acknowledged.                                                        2. Proposal to approve the
                                                                        appointment of Grant Thornton     [ ]       [ ]        [ ]
                                                                        LLP as independent auditors.

                                                                     3. To consider and take action upon
                                                                        any other matter which may        [ ]       [ ]        [ ]
                                                                        properly come before the meeting
                                                                        or any adjournment or
                                                                        postponement thereof.

                                                                        You are encouraged to specify your choices by marking the
                                                                     appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors'
                                                                     recommendation. The proxies cannot vote your shares unless you sign and return this card.
                                        ---------------------
  Please be sure to sign and date       |Date               |
    this Proxy in the box below.        |                   |
-------------------------------------------------------------
|                                                           |
|                                                           |
-Stockholder sign above----Co-holder (if any) sign above-----


+                                                                                                                                  +

                           /\ DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED. /\
                                                       LANNETT COMPANY, INC.

------------------------------------------------------------------------------------------------------------------------------------
    Please sign exactly as your name appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as it appears thereon.

                                                        PLEASE ACT PROMPTLY
                                              SIGN, DATE & MAIL YOUR PROXY CARD TODAY
------------------------------------------------------------------------------------------------------------------------------------
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE
ENVELOPE PROVIDED.

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